UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):   October 19, 2006
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                          Wireless Telecom Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                   New Jersey
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                 (State or Other Jurisdiction of Incorporation)

                    001-11916                         22-582295
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            (Commission File Number)          (IRS Employer Identification No.)

                25 Eastmans Road
             Parsippany, New Jersey                     07054
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    (Address of Principal Executive Offices)          (Zip Code)

                                 (973) 386-9696
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01.   Changes in Registrant's Certifying Accountant.

         On October 19, 2006, the Board of Directors of Wireless Telecom Group, Inc. (the "Company"), at the recommendation of the Audit Committee, unanimously dismissed Lazar, Levine and Felix LLP ("LLF") as the Company's independent registered public accounting firm, and retained Panell Kerr Foster ("PKF"), subject to execution of a definitive engagement letter.

         LLF had been the independent registered public accounting firm of the Company since October, 1991. LLF reports on the Company's financial statements for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the period from the inception of the engagement through the October 19, 2006 termination of the engagement, (i) the Company had no disagreements with LLF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to LLF's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on our financial statements for such years and
(ii) there were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K.

         As part of its duties under the Audit Committee Charter, the Audit Committee reviews the continued retention of the Company's independent registered public accounting firm and recommends either continued retention or change to the Board of Directors. During its current review, the Audit Committee considered, among other things, that LLF has been the independent accountants for the Company more than five years and the acquisition of Willtek Communications GmbH, the Company's wholly owned subsidiary on July 1, 2005 which has substantial operations in Germany, where PKF has offices, and decided to recommend a change in the Company's independent registered public accounting firm.

         During the period that LLF had acted as the Company's independent registered public accounting firm, the Company did not consult with PKF on either application of accounting principles or type of audit opinion or any of the other matters specified in Item 304(a)(2)(i) and (ii) of Regulation S-K.

         The Company has requested and received from LLF a letter, dated October 25, 2006, addressed to the Securities and Exchange Commission stating whether or not LLF agrees with the above statements. A copy of the LLF letter is attached as an exhibit to this Report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WIRELESS TELECOM GROUP, INC.


Date:  October 25, 2006             By:  /s/ Paul Genova
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                                        Paul Genova
                                        President and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.       Description

16.1              Letter from Lazar, Levine and Felix LLP dated
                  October 25, 2006.